UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

TRISALUS LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39813	85-3009869
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6272 W. 91st Ave., Westminster, Colorado	80031
(Address of principal executive offices)	(Zip Code)

(888) 321-5212

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TLSI	Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	TLSIW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on May 24, 2024, TriSalus Life Sciences, Inc., a Delaware corporation (the “Company”), announced the commencement of (i) its offer (the “Offer”) to all holders of each class of certain outstanding warrants (the “Warrants”), consisting of (a) the Company’s publicly-traded Warrants currently listed on the Nasdaq Global Market under the symbol “TLSIW” (the “Public Warrants”), (b) certain Warrants issued in a private placement transaction occurring simultaneously with the closing of the initial public offering of the Company (the “Private Placement Warrants”) and (c) certain Warrants issued for working capital requirements and payment of certain expenses of the Company (“Working Capital Warrants”), each identified in the Prospectus/Offer to Exchange that forms a part of the Company’s Registration Statement on Form S-4 (Registration No. 333- 279691), filed with the U.S. Securities and Exchange Commission on May 24, 2024, to receive 0.3 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), in exchange for each Warrant tendered by the holder and exchanged pursuant to the Offer, and (ii) the solicitation of consents (the “Consent Solicitation”) from holders of the Warrants to amend the Warrant Agreement, dated as of December 17, 2020 (the “Warrant Agreement” and such amendment, the “Warrant Amendment”), by and between the Company and Continental Stock Transfer & Trust Company (the “Warrant Agent”), which governs all of the Warrants.

Pursuant to the terms of the Warrant Agreement, certain amendments, including the Warrant Amendment, require the vote or written consent of holders of at least a majority of the then outstanding (a) Public Warrants (such threshold, the “Public Warrant Consent Threshold”), (b) Private Placement Warrants with respect to modifications or amendments that apply to the Private Placement Warrants (such threshold, the “Private Placement Warrant Consent Threshold”) or any provision of the Warrant Agreement with respect to the Private Placement Warrants, including the Warrant Amendment, and (c) Working Capital Warrants with respect to modifications or amendments that apply to the Working Capital Warrants (such threshold, the “Working Capital Warrant Consent Threshold,”) or any provision of the Warrant Agreement with respect to the Working Capital Warrants, including the Warrant Amendment.

As previously disclosed, parties representing approximately 34.8% of the Public Warrants, 0.0% of the Private Placement Warrants and 0.0% of the Working Capital Warrants agreed to tender their Warrants in the Offer and to consent to the Warrant Amendment in the Consent Solicitation pursuant to tender and support agreements.

The Offer and Consent Solicitation expired at one minute after 11:59 p.m., Eastern Standard Time, on June 25, 2024. The Company has been advised that the Warrants tendered were comprised of 6,533,614 Public Warrants (including 9,185 Public Warrants tendered through guaranteed delivery), 504,685 Private Placement Warrants, and 0 Working Capital Warrants, which represents approximately 78.89%, 10.23% and 0.00% of the outstanding Warrants of each respective class, were validly tendered and not validly withdrawn prior to the expiration of the Offer and Consent Solicitation. The Company expects to accept all validly tendered Warrants for exchange and settlement on or before July 1, 2024.

Pursuant to the Consent Solicitation, the Company received the requisite approval to satisfy the Public Warrant Consent Threshold. The Company did not receive the approvals necessary to satisfy the Private Placement Warrant Consent Threshold or the Working Capital Warrant Consent Threshold. As a result, the Warrant Amendment was approved with respect to the Public Warrants but not the Private Placement Warrants or Working Capital Warrants.

Accordingly, on June 26, 2024, the Company and the Warrant Agent entered into the Warrant Amendment, which permits the Company to require that each Public Warrant that is outstanding upon the closing of the Offer be converted into 0.27 shares of Common Stock, which is a ratio 10% less than the exchange ratio applicable to the Offer. The Warrant Amendment has no effect on either the Private Placement Warrants or the Working Capital Warrants outstanding upon the closing of the Offer. Pursuant to the Warrant Amendment, the Company has the right to require the exchange of not less than all of the Public Warrants at any time while such Public Warrants are exercisable and prior to their expiration, at the office of the Warrant Agent, upon notice to the registered holders of the outstanding Public Warrants at least fifteen days prior to the date of exchange fixed by the Company.

The foregoing description of the Warrant Amendment is qualified in its entirety by reference to the Warrant Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.03	Material Modifications to Rights of Security Holders.

Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.07.

Item 8.01	Other Events.

On June 26, 2024, the Company issued a press release announcing the final results of the Offer and Consent Solicitation and also the Company’s entry into the Warrant Amendment. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Description

10.1	Amendment No. 1 to Warrant Agreement, dated June 26, 2024, by and between the Company and Continental Stock Transfer & Trust Company.

99.1	Press Release, dated June 26, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRISALUS LIFE SCIENCES, INC.

By:	/s/ Sean Murphy
Sean Murphy
Chief Financial Officer

Dated: June 26, 2024